UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2009
NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1844 Ferry Road Naperville, Illinois	60563-9600

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (630) 305-9500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On April 8, 2009, Nicor Inc. will present to security analysts objectives and strategies for building shareholder value and will provide an update of recent developments. The company is furnishing this Form 8-K to give broad disclosure to such information.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit
Number	Description

99.1	Analyst Presentations of April 8, 2009.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.
Date: April 8, 2009	/s/ KAREN K. PEPPING
Karen K. Pepping
Vice President and Controller

Exhibit Index

Exhibit
Number	Description of Document

99.1	Analyst Presentations of April 8, 2009.